UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the Form 8-K filed by Summit Hotel Properties, Inc. (the “Company”) on October 20, 2015 to include the historical combined financial statements of certain hotel properties acquired or to be acquired by the Company from affiliates of Noble Investment Group, LLC (“Noble”) as required by Item 2.01 and Item 9.01(a) of Form 8-K.

The Company believes that the completion of the Pending Acquisitions (as indicated below) is probable.  However, the closing of the Pending Acquisitions is dependent upon several factors, some of which are out of the Company’s control.  As such, there is no assurance that the Company can close one or both of the Pending Acquisitions in the expected time frame or at all.

Item 9.01.             Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.  The audited combined financial statements and unaudited interim combined financial statements included herein reflect the combined financial position and results of operations for the following properties that were acquired or are probable acquisitions from Noble (“Noble Acquisitions”):

Completed Acquisitions:

Hyatt House Miami Airport, Miami, Florida - closed on October 19, 2015

Courtyard by Marriott Atlanta, Emory University/Decatur, Atlanta, Georgia - closed on October 20, 2015

Pending Acquisitions:

Residence Inn by Marriott Atlanta Midtown, Atlanta, Georgia

Courtyard by Marriott Nashville, Vanderbilt University, Nashville, Tennessee

The audited combined financial statements present the combined financial position and results of operations for the Noble Acquisitions as follows:

Independent Auditor’s Report;

Combined Balance Sheets as of December 31, 2013, and 2014;

Combined Statements of Operations for the years ended December 31, 2012, 2013 and 2014;

Combined Statement of Changes in Owners’ Equity for the years ended December 31, 2012, 2013 and 2014;

Combined Statements of Cash Flows for the years ended December 31, 2012, 2013 and 2014;

Notes to Combined Financial Statements.

The unaudited combined interim financial statements present the interim combined financial position and results of operations for the Noble Acquisitions as follows:

Unaudited Combined Balance Sheets as of September 30, 2015 and 2014;

Unaudited Combined Statements of Operations for the nine months ended September 30, 2015 and 2014;

Unaudited Combined Statement of Changes in Owners’ Equity for the nine months ended September 30, 2015 and 2014;

Unaudited Combined Statements of Cash Flows for the nine months ended September 30, 2015 and 2014;

Notes to Unaudited Combined Financial Statements.

The audited combined financial statements and unaudited interim combined financial statements are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

(d) Exhibits

23.1        Consent of PricewaterhouseCoopers, LLP

99.1        Audited Combined Financial Statements for the Noble Acquisitions

99.2        Unaudited Combined Interim Financial Statements for the Noble Acquisitions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Name: Christopher R. Eng
Title: Senior Vice President, General Counsel,
Dated: January 4, 2016	Chief Risk Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, LLP
99.1	Audited Combined Financial Statements for the Noble Acquisitions
99.2	Unaudited Combined Interim Financial Statements for the Noble Acquisitions